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                       AIM VARIABLE INSURANCE FUNDS, INC.

                           AIM V.I. MONEY MARKET FUND

                      Supplemented dated October 21, 1999
                      to the Prospectus dated May 3, 1999
                            as revised July 1, 1999


The following paragraph is added after the fifth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus:

                     "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective."